Exhibit 99.1
November 14, 2005
Mr. Travis Baugh
President & Chief Executive Officer
MicroMed Cardiovascular Inc.
8965 Interchange Drive
Houston, Texas 77054
Dear Travis:
As we discussed, I am resigning my position as Vice President, Controller and Secretary of the Company.
I enjoyed my association with the Company, its executive team and directors and I wish everyone at MicroMed a successful future.
Best regards,
/s/ Michael Rutledge
Michael Rutledge
Vice President, Controller and Secretary
cc: MicroMed Board